Exhibit 21.1

SUBSIDIARIES OF GALAXY DIGITAL INC.

Subsidiary name	Jurisdiction of incorporation
Galaxy Group Investments LLC (f.k.a. Novofam LLC) ("GGI")	Delaware
Galaxy Digital Holdings Ltd. (f.k.a. Bradmer Pharmaceuticals Inc.)	Cayman Islands
Galaxy Digital Holdings GP LLC	Cayman Islands
Galaxy Digital Holdings LP ("GDHLP")	Cayman Islands
GDH Intermediate LLC	Delaware
Galaxy Digital GP LLC	Cayman Islands
Galaxy Digital LP ("GDLP")	Cayman Islands
First Coin Capital Corp.	Canada
Galaxy Digital Trading LLC	Delaware
Galaxy Digital Trading Cayman II LLC	Cayman Islands
Galaxy Digital Trading Japan Quant GK	Japan
Galaxy Digital Trading Ireland Limited	Ireland
Galaxy Digital Prime Services LLC (f.k.a. Galaxy Prime Services LLC) (f.k.a. Galaxy Digital II LLC)	Delaware
Galaxy Digital LLC	Delaware
Galaxy Digital UK Limited ("GDUK")	UK
Galaxy Digital Trading Japan KK	Japan
Galaxy Digital Trading Cayman LLC	Cayman Islands
Galaxy Digital Services HK Limited	Hong Kong
Galaxy Digital Trading HK Limited	Hong Kong
Galaxy Digital Crypto Lending LLC	Delaware
Galaxy Digital Crypto GP LLC	Delaware
Galaxy Digital Capital Management GP LLC	Cayman Islands
Galaxy Digital Capital Management LP	Cayman Islands
Galaxy EOS VC Fund GP LLC	Cayman Islands
Galaxy EOS VC Fund LP	Cayman Islands
Galaxy EOS VC Fund 2 LLC	Delaware
Galaxy Crypto Index Fund GP, LLC (f.k.a. Galaxy Benchmark Crypto Index Fund GP LLC) (f.k.a. Galaxy Digital Benchmark Crypto Index Fund GP, LLC)	Cayman Islands
Galaxy Crypto Index Fund, L.P. (f.k.a. Galaxy Benchmark Crypto Index Fund, L.P.) (f.k.a. Galaxy Digital Benchmark Crypto Index Fund, L.P.)	Delaware

Galaxy Crypto Index Offshore Fund, Ltd. (f.k.a. Galaxy Benchmark Crypto Index Offshore Fund, Ltd.) (f.k.a. Galaxy Digital Benchmark Crypto Index Offshore Fund, Ltd.)	Cayman Islands
Galaxy Crypto Index Master Fund, L.P. (f.k.a. Galaxy Benchmark Crypto Index Master Fund, L.P.) (f.k.a. Galaxy Digital Benchmark Crypto Index Master Fund, L.P.)	Cayman Islands
Galaxy Institutional Bitcoin Fund GP LLC	Delaware
Galaxy Institutional Bitcoin Fund LP	Delaware
Galaxy Institutional Bitcoin Fund, Ltd.	Cayman Islands
Galaxy Institutional Bitcoin Master Fund, LP	Cayman Islands
Galaxy Bitcoin Fund GP LLC	Delaware
Galaxy Bitcoin Fund LP	Delaware
Galaxy Digital Ventures LLC	Delaware
Galaxy Digital Ventures Cayman LLC	Cayman Islands
Galaxy Digital Lending LLC	Delaware
Galaxy Lending SPV I LLC (f.k.a., BlockFi SPV 1 LLC)	Delaware
Galaxy Digital Lending Services LLC	Cayman Islands
Galaxy Digital Partners LLC (f.k.a., Galaxy Digital Advisors LLC)	New York
Galaxy Digital Labs LLC	Delaware
Galaxy Digital Labs Cayman LLC	Cayman Islands
Galaxy Digital Services LLC	Delaware
Galaxy Digital Services II LLC	Delaware
Galaxy Digital Mining LLC	Delaware
Galaxy Blue Fire Holdings, LLC	Delaware
Blue Fire Capital, LLC	Illinois
Blue Fire Capital Europe Cooperatief U.A.	Netherlands
Galaxy DBL, LLC	Delaware
Galaxy Institutional Ethereum Fund GP LLC	Delaware
Galaxy Institutional Ethereum Fund LP	Delaware
Galaxy Institutional Ethereum Fund, Ltd.	Cayman Islands
Galaxy Institutional Ethereum Master Fund, LP	Cayman Islands
Galaxy Ethereum Fund GP LLC	Delaware
Galaxy Ethereum Fund LP	Delaware
Galaxy Interactive Fund I GP LLC	Delaware
Galaxy Interactive Fund I, LP	Delaware
Galaxy Interactive Offshore Fund I LP	Cayman Islands
Galaxy Interactive Fund I Masterworks Blocker LLC	Delaware
Galaxy Bitcoin Impact Fund GP, LLC	Delaware

Galaxy Bitcoin Impact Fund, LP	Delaware
Galaxy Bitcoin Liquidity Fund GP, LLC	Delaware
Galaxy Bitcoin Liquidity Fund, LP	Delaware
Galaxy Bitcoin Liquidity Fund, Ltd.	Cayman Islands
Galaxy Ethereum Liquidity Fund GP, LLC	Delaware
Galaxy Ethereum Liquidity Fund, LP	Delaware
Galaxy Ethereum Liquidity Fund Ltd	Cayman Islands
Galaxy Liquidity Funds GP, LLC	Delaware
Galaxy Vision Hill Advisors LLC	Delaware
Galaxy Vision Hill Asset Management LLC	Delaware
Galaxy Vision Hill Group LLC	Delaware
GVH Multi-Strategy FoF LP (f.k.a. Vision Hill Fund I, LP)	Delaware
GVH Offshore Multi-Strategy FoF GP LLC	Delaware
GVH Offshore Multi-Strategy FoF LP	Cayman Islands
GVH Offshore Venture FoF I GP LLC	Delaware
GVH Offshore Venture FoF I LP	Cayman Islands
GVH Venture FoF I Intermediate LLC	Delaware
GVH Venture FoF I LP	Delaware
Galaxy Digital Qualified Opportunity Zone Business LLC	Delaware
Galaxy Digital Qualified Opportunity Fund LP	Delaware
Galaxy Digital Qualified Opportunity Fund GP LLC	Delaware
Galaxy Digital Pubco Inc.	Delaware
Galaxy Digital Funds LLC	Delaware
Galaxy Digital Sponsor LLC	Cayman Islands
Galaxy Digital Capital Corp.	Cayman Islands
GDH Titan Merger Sub 1, Inc.	Delaware
GDH Titan Merger Sub 2, Inc.	Delaware
Galaxy Digital Smart Beta Fund LLC	Delaware
Galaxy Digital Crypto Vol Fund LLC	Delaware
DBL Digital Crypto Lending Fund, LLC	Delaware
DBL SPV Series, LLC	Delaware
Galaxy Digital Trading Japan Quant 2 GK	Japan
Galaxy Defi Index Fund	Delaware
Galaxy Defi Index Fund, Ltd.	Cayman Islands
Galaxy Bitcoin ETF	Delaware
Galaxy ETF Trust	Delaware
Galaxy Bitcoin Strategy ETF	Delaware
Galaxy Interactive SPV I, LP	Delaware
GVH Market Neutral FoF GP LLC	Delaware
GVH Market Neutral FoF LP	Delaware

Galaxy Institutional Solana Fund GP, LLC	Delaware
Galaxy Institutional Solana Fund, LP	Delaware
Galaxy Institutional Solana Fund, Ltd.	Cayman Islands
Galaxy Institutional Solana Master Fund, LP	Cayman Islands
Kings Cross Trust	British Virgin Islands
Kings Cross Execution Services Ltd	British Virgin Islands